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EXHIBIT 10.7


STATE OF NORTH CAROLINA                                FIRST AMENDMENT
                                                     TO LEASE AGREEMENT
COUNTY OF WAKE


     This First Amendment to the Lease Agreement (the "First Amendment") made and entered into as of the 19th day of October, 1998, by and between

     CORNING ROAD, L.L.C., a Delaware limited liability company [successor to First Union National Bank of North Carolina as Trustee, successor to NationsBank of North Carolina, N.A., as Trustee for the Public Employees' Retirement System of Ohio] hereinafter called "Landlord"; and

     SYNTEL, INC, a Michigan corporation, hereinafter called "Tenant":


                             W I T N E S S E T H :

     WHEREAS, Landlord, as landlord, and Tenant, as tenant, entered into that certain Lease Agreement dated November 30, 1994 (the "Lease"), regarding certain space (the "Premises") as more particularly described in the Lease; and

     WHEREAS, the parties have agreed to extend and amend its terms pursuant to this First Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree for themselves, their successors and assigns as follows:

     1. Paragraph 2(a) of the Lease shall be amended to extend the "Expiration Date" of the Lease from Midnight on March 31, 1999 to Midnight on March 31, 2004. However, the Tenant shall have the right to terminate the Lease at Midnight on March 31, 2001, provided:

          (a)  Tenant shall provide Landlord with

                    (i) Ninety (90) days prior written notice of its desire to terminate this Lease and

                    (ii) An amount equal to six (6) months of the Payment
                         described in paragraph 2 below on or prior to April 1, 2001, with the remaining nine (9) months of the Minimum Rental Payment to be due and payable in monthly installments on or prior to the


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                      first day of the following nine (9) months during the term thereof;

     2. Tenant shall pay additional rent equal to the current Minimum Rental, Monthly Estimate and the Annual Payment for fifteen (15) months following the termination date (the "Payment"). If Landlord relets the Premises prior to August 31, 2002, Landlord shall refund to Tenant that portion of the Payment recouped from the new tenant. Tenant's obligations to pay additional installments of the Payment ends upon Landlord's re-renting of the Premises and upon Landlord receiving rental payments for the space or any new tenant taking possession of the Premises.

     3.   Minimum Rental.

          (a) Lease Year Commencing April 1, 1999 Through March 31, 2000. Commencing with April 1, 1999 and continuing through March 31, 2000, Tenant shall pay a Minimum Annual Rental of Seven Hundred Fifty-Three Thousand Six Hundred Fifteen and no/100 Dollars ($753,615.00) payable in equal monthly installments of Sixty-Two Thousand Eight Hundred One and 25/100 Dollars ($62,801.25) each in advance on or before the first day of each month.

          (b) Lease Year Commencing April 1, 2000 Through March 31, 2001. Commencing with April 1, 2000 and continuing through March 31, 2001, Tenant shall pay a Minimum Annual Rental of Seven Hundred Sixty-Eight Thousand Three Hundred Eighty-Five and 85/100 Dollars ($768,385.85) payable in equal monthly installments of Sixty-Four Thousand Thirty-Two and 15/100 Dollars ($64,032.15) each in advance on or before the first day of each month.

          (c) Lease Year Commencing April 1, 2001 Through March 31, 2002. Commencing with April 1, 2001 and continuing through March 31, 2002, Tenant shall pay a Minimum Annual Rental of Seven Hundred Eighty-Three Thousand Five Hundred Ninety-Nine and 83/100 Dollars ($783,599.83) payable in equal monthly installments of Sixty-Five Thousand Two Hundred Ninety-Nine and 99/100 Dollars ($65,299.99) each in advance on or before the first day of each month.

          (d) Lease Year Commencing April 1, 2002 Through March 31, 2003. Commencing with April 1, 2002 and continuing through March 31, 2003, Tenant shall pay a Minimum Annual Rental of Seven Hundred

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               Ninety-Nine Thousand Two Hundred Twenty-Seven and 79/100 Dollars
               ($799,227.79) payable in equal monthly installments of Sixty-Six Thousand Six Hundred Two and 32/100 Dollars ($66,602.32) each in advance on or before the first day of each month.

          (e) Lease Year Commencing April 1, 2003 Through March 31, 2004. Commencing with April 1, 2003 and continuing through March 31, 2004, Tenant shall pay a Minimum Annual Rental of Eight Hundred Fifteen Thousand Three Hundred Sixty-Two and 89/100 Dollars ($815,362.89) payable in equal monthly installments of Sixty-Seven Thousand Nine Hundred Forty-Six and 91/100 Dollars ($67,946.91) each in advance on or before the first day of each month.

       4. Annual Payment. Paragraph 3(b)(i)(A) of the Lease shall be amended to increase the Operating Expenses respecting the Building from Five Dollars ($5.00) per rentable square foot to Five and 20/100 Dollars ($5.20) per rentable square foot (the "Operating Expense Base Amount"), reduced by the amount, if any, paid by Tenant as the Monthly Estimate during the applicable calendar year of 1999 (such calculations to be annualized respecting any partial calendar year). Landlord represents that to the best of Landlord's belief, the Operating Expenses regarding the Building regarding calendar year 1999 [adjusted, as applicable, in accordance with the provisions of said Paragraphs 3(b)(i)(C) and 3(b)(i)(B) of the Lease] will not exceed Five and 20/100 Dollars ($5.20) per rentable square foot.

     5. Option Period. Provided the Lease is still in full force and effect and Tenant is not in default under any of the terms, provisions or conditions of this Lease on its part to observe, comply with or fulfill, Tenant shall have the option to renew the term of the Lease for two (2) periods of three (3) years next succeeding the additional five (5) year period which ends at midnight on March 31, 2004. Such option to renew shall be exercised by written notice to Landlord not less than six (6) months prior to April 1, 2004. The option period, if exercised by Tenant, shall be on the same terms and conditions as provided in Paragraph 2(b) of the Lease.

     6. Back-up Power. Landlord at its sole expense shall provide a 50,000 kw or comparable source back-up power generator to be installed, connected and operational.

     7. HVAC System. Landlord will provide at its sole expense up to ten (10) additional VAV boxes if needed and associated controls creating additional zones within the space as determined by Landlord and Tenant. The Landlord will also work with an HVAC engineer for the space to maximize HVAC efficiency within the space.


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     8.   Right of First Refusal.  Tenant shall have a right of first refusal on all space that comes available within the Building subject to any pre-existing options or rights of first refusal of other tenants.

     9. Right to Assign and Sublease. Tenant will receive fifty percent (50%) of any excess payments received by Tenant from subtenants renting and occupying the Premises.

     10. Leasing Commission. "Highwood Properties, Inc." in paragraph 31 shall be replaced with "Corporate Realty Advisors."

     11. Ratification. As amended hereby, the parties hereto agree that the Lease is in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and sealed pursuant to the authority duly given as of the day and year first above written.

                                        LANDLORD

                                        CORNING ROAD, L.L.C.

                                        By:    Richard G. Sesler        (SEAL)
                                           ------------------------------------
                                            Richard G. Sesler
                                            Manager

WITNESSED BY:

                                        TENANT

                                        SYNTEL, INC.
[CORPORATE SEAL]

                                        By:    Daniel M. Moore
                                           ------------------------------------
                                            Daniel M. Moore
                                            Chief Administrative Officer

WITNESSED BY:

    Byron S. Collin



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STATE OF NORTH CAROLINA

COUNTY OF MECKLENBERG


     Before me, the undersigned Notary Public in and for the County and State aforesaid, personally came Richard G. Sesler, Manager of Corning Road, L.L.C. and acknowledged the due execution of the foregoing instrument in writing for the purposes therein expressed.

     WITNESS my hand and notarial seal, this 19th day of October, 1998.


                                                    Patricia F. Waite
                                             --------------------------------
                                                        Notary Public

My Commission Expires: 6-22-2000             Patricia F. Waite


[Notarial Seal]




STATE OF MICHIGAN

COUNTY OF OAKLAND


     This 12 day of October, 1998, before me, the undersigned Notary Public in and for the County and State aforesaid, personally came Daniel M. Moore, who, being duly sworn, says that he is Chief Administrative Officer of SYNTEL, INC., and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that he signed and sealed said instrument on behalf of said corporation by its authority duly given and acknowledged said instrument to be the act and deed of said corporation.

     WITNESS my hand and seal this 12 day of October, 1998.



                                                        Mary E. Boldt
                                             --------------------------------
                                                        Notary Public

My Commission Expires:
                8/20/2001                         MARY E. BOLDT
                                        NOTARY PUBLIC - MACOMB COUNTY, MI
[Notarial Seal]                           MY COMMISSION EXP. 08/20/2001
                                             acting in Oakland County



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